Exhibit 10.1

[***] Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended

CONSIGNED EXCESS INVENTORY ADDENDUM
TO MASTER MANUFACTURING SERVICES AGREEMENT

(Trimble Consigned Excess for Guadalajara Factory)

This Addendum to the Master Manufacturing Services Agreement dated March 12, 2004 ( “MSA”) by and between Trimble Navigation Limited, the predecessor in interest to Trimble Europe B.V. (“Trimble”) and Solectron Corporation, the predecessor in interest to Flextronics Corporation (“Flextronics”), is made by and between Trimble and Flextronics as of this 6th day of July 2009 (“Effective Date”).  Capitalized terms not otherwise defined herein shall have the same meanings as ascribed thereto in the MSA.  Except as modified herein, all terms and conditions in the MSA shall remain unaffected and continue in full force and effect for the duration thereof.

WHEREAS, the parties contemplated an excess inventory management program in the MSA;

WHEREAS, the parties desire specifically to address the management of such excess inventory at Flextronics’s factory located in Guadalajara, MX; and

WHEREAS, the parties desires to set forth additional terms and conditions to further describe their mutual agreement on such management plan;

AND NOW, intending to be legally bound, the parties hereby agree as follows:

1.             Inventory Threshold.  If the dollar amount of Trimble Consigned Excess (“TCE”), as measured at Flextronics factory in Guadalajara, Mexico, is equal to or greater than [***], then Flextronics, at its option, may elect to manage the TCE via [***], the selection of which is to be mutually agreed upon by the parties, or within Flextronics’s own premises.  In either event, Trimble agrees to [***] as identified in Section 2A.   Under no circumstances, without a prior signed mutual agreement, will Flextronics be required to hold more than a sliding maximum scale of TCE inventory. The sliding maximum TCE inventory scale will be [***] respectively.

2.             Administration and Management Plan:

A. Purchase Orders, Invoices and Pricing:  For any excess inventory arising out of the Guadalajara factory after an excess material review that satisfies the terms for Excess Inventory in the MSA, Trimble shall place a purchase order to Flextronics for the [***] to enter the material into TCE storage.  For any amount of TCE above [***] to be mutually agreed by the parties, for storage of such TCE on pallets above the [***] at the 3PL or Flextronics warehouse.

B. Implementation:

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i.            Trimble will issue a purchase order to Flextronics [***] for mutually agreed to Excess Inventory quantities at [***] as defined in Section 9.0 of the MSA plus a [***]. The Excess Inventory will then be placed into TCE storage

ii.           Flextronics will receive and manage such components either at a Flextronics facility or a 3PL.
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iii.          Any such components shall remain on Trimble’s accounting and financial reporting documents until consumed and paid for by Flextronics per the reconciliation process below:

iv.          Flextronics will provide a PO [***] to Trimble each month based upon a reconciled consumption report. Trimble will not invoice Flextronics for Material until the monthly reconciliation is performed and Flextronics provides a consumption report and Purchase Order;

v.           Inspection and Audit Rights:  Flextronics shall allow Trimble to inspect and review TCE managed on Flextronics’s premises.  Such inspection and review rights shall be limited to the right of Trimble personnel or Trimble designated personnel to perform cycle counts and review transaction records upon providing Flextronics with [***] notice, but in any case not less than [***] business days.

C. Reconciliation Process:

i.            Flextronics shall provide Trimble with a monthly report of the TCE being managed on Flextronics’s premises and/or in a 3PL.  Each report shall reflect the [***] in storage at the 3PL and the number of TCE pallets at Flextronics facility.  Flextronics will provide a consumption report and issue a Purchase Order for the consumption quantity at the Quarterly Budget Price to Trimble the second to last Friday of each Trimble’s Fiscal Month.  Payment terms shall be [***] days from date of invoice.

ii.           TCE Reconciliation Example:

Month	Beginning TCE Balance	TCE Adds/Subs	Ending TCE Balance	TCE Consumption	Notes
0	0	0	0	0
1	0	200	200	0	Trimble Transfers 200 Units during Month 1
2	200	0	100	100	Trimble invoices 100 unit TCE consumption
3	100	200	200	100	Trimble transfers 200 units during month 3 and invoices 100 unit TCE consumption
4	200		100	100	Trimble invoices 100 unit consumption
5	100	0	100	0
6	100	-100	0	0	Flextronics notifies Trimble of excess TCE asset inventory. Trimble issues handling cost PO and Flextronics dispositions inventory per Trimble direction.

[***] Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended

D. Reviews:  On a [***] basis, Flextronics will identify all TCE inventory that has had no transaction activity in the [***] and the quantity on-hand is Excess Inventory to the current forecast. Such TCE must be either consumed or removed from Flextronics no later than [***] in order to meet the [***] aging limit. Trimble will have the responsibility to consume or disposition such material (“Trimble Consigned Obsolete Inventory” or “TCOI”) by placing a PO to Flextronics for consumption or removal within [***] after such notice by Flextronics.  Flextronics may also request Trimble to place a purchase order for delivery or consumption of TCE in [***] for any quantity of TCE that would permit Flextronics to reduce its storage capacity requirement, inactivity, duration held, date code expiration or repetitive push-out of demand; and Trimble may agree to this in its sole discretion.

E. Inventory Disposition:  Trimble may request, in writing, Flextronics to return, scrap or perform some alternative form of disposition with respect to any TCE within [***] of such request or notice.  For each request (which may include one or more components) Flextronics will charge [***] to be paid by Trimble [***] during the reconciliation process.  Trimble shall be responsible for any and all taxes payable by Flextronics in connection with the requested action referenced in this paragraph E within [***] of Flextronics’s incurring such taxes.  Any TCE to be shipped to Trimble or its designee shall be delivered to Trimble F.C.A. (Incoterms 2000) Flextronics’s and/or the applicable 3PL facility.  Any TCE originating from or physically located at the Flextronics Guadalajara facility or 3PL located within Mexico cannot be re-sold within the borders of the country of Mexico.

4.            Term and Termination.  Section 24.0 of the MSA shall apply with respect to the term, expiration and termination allowances related hereto, with the sole exception of Section 24.4, which is modified exclusively as it relates to this Addendum to extend the notice of termination for convenience from 90 days to 180 days.

5.            Except as specifically amended by the terms of this Addendum, all other terms and conditions of the MSA shall remain in full force and effect.  Without limiting the generality of the foregoing, the following sections of the MSA shall apply to this Addendum and the management of TCE hereunder: Sections 11.2 and 16.2 (regarding liability for loss or damage to consigned inventory); Sections 11.3, 11.4, 11.6 and 16.2 (regarding title to Consigned Material remaining in Trimble); and Sections 11.5 and 16.3 (regarding Flextronics using commercially reasonable efforts to maintain secure facilities to store consigned inventory, providing “all risk” insurance and granting Trimble audit and inspection rights).

[***] Denotes language for which the Company has requested confidential treatment pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended

6.            This Addendum may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. For the purposes hereof, a facsimile copy of this Addendum including the signature pages hereto, shall be deemed an original.

IN WITNESS WHEREOF, the parties, through their duly authorized officers, have executed this Addendum, effective as of the date first set forth above.

TRIMBLE EUROPE B.V.	FLEXTRONICS

/s/ ABM Snijders	/s/ EC Sykes
Name: ABM Snijders	Name: EC Sykes

Date: July 2, 2009	Date: July 6, 2009

/s/ WJA van Kollenburg
Name: WJA van Kollenburg

Date: July 2, 2009